                                                                    Exhibit 4.11


                  AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT

         AMENDMENT dated as of May 25, 2001 to the Five-Year Credit Agreement dated as of February 7, 2001 (the "CREDIT AGREEMENT") among Tyco International Group S.A. (the "BORROWER"), Tyco International Ltd. (the "GUARANTOR"), the Banks party thereto (the "BANKS") and The Chase Manhattan Bank, as Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to modify certain of the covenants to exclude the effect of the acquisition of The CIT Group, Inc., a Delaware corporation, and its Subsidiaries by a Subsidiary of the Guarantor;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         (b) The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

         "CIT" means The CIT Group, Inc., a Delaware corporation, and its successors.

         "CONSOLIDATED RESTRICTED SUBSIDIARY" means, at any date, any Restricted Subsidiary or other entity the accounts of which would be consolidated with those of the Guarantor in its consolidated financial statements if such statements were prepared as of such date.

         "RESTRICTED SUBSIDIARY" means, at any date, a Subsidiary of the Guarantor other than CIT and its Subsidiaries.


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         "WHOLLY-OWNED CONSOLIDATED RESTRICTED SUBSIDIARY" means any
Consolidated Restricted Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares and investments by foreign nationals mandated by applicable law) are at the time beneficially owned, directly or indirectly, by the Guarantor.

         (c) The definitions of "Consolidated Assets", "Consolidated Debt", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Net Worth", "Consolidated Tangible Assets", "Intangible Assets" and "Material Adverse Effect" are amended to replace (i) each reference to "Consolidated Subsidiary" with "Consolidated Restricted Subsidiary" and (ii) each reference to "Consolidated Subsidiaries" with "Consolidated Restricted Subsidiaries".

         (d) The definitions of "Permitted Acquired Debt" and "Permitted Receivables Transaction" are amended to replace (i) each reference to "Subsidiary" with "Restricted Subsidiary" and (ii) each reference to "Subsidiaries" with "Restricted Subsidiaries".

         Section 2. AMENDMENTS TO REPRESENTATIONS AND WARRANTIES. (a) Sections 4.05, 4.07 and 4.09 of the Credit Agreement are amended to replace (i) each reference to "Subsidiary" with "Restricted Subsidiary", (ii) each reference to "Subsidiaries" with "Restricted Subsidiaries" and (iii) each reference to "Consolidated Subsidiaries" with "Consolidated Restricted Subsidiaries".

         (b) Section 4.06 of the Credit Agreement is amended to add "(other than CIT and its Subsidiaries)" after each reference to "ERISA Group".

         (c) Section 4.08 of the Credit Agreement is amended to (i) replace the reference to "Significant Subsidiaries" in the first line with "each of its Restricted Subsidiaries that is a Significant Subsidiary", (ii) add "such" before "Significant Subsidiary" in the fourth line and (iii) replace the reference to "Subsidiaries" in the sixth line with "Restricted Subsidiaries".

         Section 3. AMENDMENTS TO COVENANTS. Article 5 of the Credit Agreement is amended to replace (i) each reference to "Subsidiary" with "Restricted Subsidiary", (ii) each reference to "Subsidiaries" with "Restricted Subsidiaries" (except in Section 5.04(a)), (iii) each reference to "Consolidated Subsidiary" with "Consolidated Restricted Subsidiary", (iv) each reference to "Consolidated Subsidiaries" with "Consolidated Restricted Subsidiaries" (except in Section 5.01) and (v) each reference to "Wholly-Owned Consolidated Subsidiary" with "Wholly-Owned Consolidated Restricted Subsidiary".

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         Section 4. REPRESENTATIONS OF PRINCIPAL OBLIGORS. Each Principal
Obligor represents and warrants that (i) the representations and warranties of such Principal Obligor set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         Section 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 7. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each Principal Obligor and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       TYCO INTERNATIONAL GROUP S.A

                                       By: /s/ Michelangelo Stefani
                                           -------------------------------------
                                           Title:  Managing Director


                                       TYCO INTERNATIONAL LTD.

                                       By: /s/ Mark H. Swartz
                                           -------------------------------------
                                           Title:  Chief Financial Officer and
                                                   Executive Vice President


                                       THE CHASE MANHATTAN BANK

                                       By: /s/ Gail Weiss
                                           -------------------------------------
                                           Title:  Vice President


                                       BANK OF AMERICA, N.A.

                                       By: /s/ John W. Pocalyko
                                           -------------------------------------
                                           Title:  Managing Director


                                       CITIBANK, N.A.

                                       By: /s/ Diane L. Pockaj
                                           -------------------------------------
                                           Title:  Vice President

                                       COMMERZBANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES

                                       By: /s/ Robert Donohue
                                           -------------------------------------
                                           Title:  Senior Vice President


                                       By: /s/ Peter Doyle
                                           -------------------------------------
                                           Title:  Vice President



                                       ABN AMRO BANK N.V.

                                       By: /s/ Dean P. Giglio
                                           -------------------------------------
                                           Title:  Vice President


                                       By: /s/ John Hennessy
                                           -------------------------------------
                                           Title:  Senior Vice President






                                       BANCA NAZIONALE DEL LAVORO S.P.A.,
                                         NEW YORK BRANCH

                                       By:
                                           -------------------------------------
                                           Title:


                                       By:
                                           -------------------------------------
                                           Title:

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                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ William E. Zarrett
                                           -------------------------------------
                                           Title:  Managing Director


                                       BARCLAYS BANK PLC

                                       By: /s/ L. Peter Yetman
                                           -------------------------------------
                                           Title:  Director




                                       BAYERISCHE HYPO- UND VEREINSBANK AG,
                                         NEW YORK BRANCH

                                       By: /s/ John T. Murphy
                                           -------------------------------------
                                           Title:  Director


                                       By: /s/ Tricia Grieve
                                           -------------------------------------
                                           Title:  Director


                                       BNP PARIBAS

                                       By: /s/ Richard Pace
                                           -------------------------------------
                                           Title:  Vice President


                                       By: /s/ Nanette Baudon
                                           -------------------------------------
                                           Title:  Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ Rod Hurst
                                           -------------------------------------
                                           Title:  Vice President



                                       CREDIT SUISSE FIRST BOSTON

                                       By: /s/ David W. Kratovil
                                           -------------------------------------
                                           Title:  Director


                                       By: /s/ Jeffrey Bernstein
                                           -------------------------------------
                                           Title:  Vice President



                                       DEUTSCHE BANK AG, NEW YORK BRANCH
                                         AND/OR CAYMAN ISLANDS BRANCH

                                       By:       /s/ Jean M. Hannigan
                                           -------------------------------------
                                                 Title:  Director


                                       By:       /s/ Stephanie Strohe
                                           -------------------------------------
                                                 Title:  Vice President

                                       DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES


                                       By: /s/ Joanna M. Solowski
                                           -------------------------------------
                                           Title:  Vice President


                                       By: /s/ Vincent Carotenuto
                                           -------------------------------------
                                           Title:  Assistant Vice President




                                       FIRST UNION NATIONAL BANK

                                       By: /s/ George L. Woolsey
                                           -------------------------------------
                                           Title:  Vice President




                                       HSBC BANK USA

                                       By: /s/ Rochelle Forster
                                           -------------------------------------
                                           Title:  Senior Vice President

                                       MERRILL LYNCH BANK USA

                                       By:       /s/ D. Kevin Imlay
                                           -------------------------------------
                                                 Title:  Senior Lending Officer



                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                         NEW YORK BRANCH

                                       By: /s/ Barry S. Wadler
                                           -------------------------------------
                                           Title:  Associate Director


                                       By: /s/ Lisa Walker
                                           -------------------------------------
                                           Title:  Associate Director


                                       BAYERISCHE LANDESBANK GIROZENTRALE

                                       By: /s/ Hereward Drummond
                                           -------------------------------------
                                           Title:  Senior Vice President


                                       By: /s/ James H. Boyle
                                           -------------------------------------
                                           Title:  Vice President

                                       FLEET NATIONAL BANK

                                       By:
                                           -------------------------------------
                                           Title:


                                       MELLON BANK, N.A.

                                       By: /s/ Daniel J. Lenckos
                                           -------------------------------------
                                           Title:  Vice President



                                       SAN PAOLO IMI S.P.A.

                                       By: /s/ Luca Sacchi
                                           -------------------------------------
                                           Title:  Vice President


                                       By: /s/ Carlo Persico
                                           -------------------------------------
                                           Title:  Deputy General Manager




                                       THE TORONTO-DOMINION BANK

                                       By:
                                           -------------------------------------
                                           Title:

                                       INTESABCI S.P.A. NEW YORK BRANCH

                                       By: /s/ Frank Maffei
                                           -------------------------------------
                                           Title:  Vice President


                                       By: /s/ Charles Dougherty
                                           -------------------------------------
                                           Title:  Vice President




                                       THE BANK OF NEW YORK

                                       By: /s/ Roger Grossman
                                           -------------------------------------
                                           Title:  Vice President



                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                       By: /s/ Thomas Fennessey
                                           -------------------------------------
                                           Title:  Vice President

                                       BBL INTERNATIONAL (U.K.) LIMITED

                                       By:
                                           -------------------------------------
                                           Title:


                                       By:
                                           -------------------------------------
                                           Title:




                                       KEYBANK NATIONAL ASSOCIATION

                                       By: /s/ Frank J. Jancar
                                           -------------------------------------
                                           Title:  Vice President




                                       LEHMAN COMMERCIAL PAPER INC.

                                       By: /s/ Michael E. O'Brien
                                           -------------------------------------
                                           Title:  Authorized Signatory



                                       NATIONAL AUSTRALIA BANK LIMITED,
                                         A.C.N. 004044937

                                       By: /s/ Justin F. McCarty III
                                           -------------------------------------
                                           Title:  Vice President

                                       NATIONAL WESTMINSTER BANK PLC
                                         NEW YORK BRANCH

                                       By: /s/ M. Jones
                                           -------------------------------------
                                           Title:  Senior Corporate Manager




                                       NATIONAL WESTMINSTER BANK PLC
                                         NASSAU BRANCH

                                       By: /s/ M. Jones
                                           -------------------------------------
                                           Title:  Senior Corporate Manager




                                       SOCIETE GENERALE

                                       By: /s/ Ambrish D. Thanawala
                                           -------------------------------------
                                           Title:  Director, Corporate Banking




                                       THE FUJI BANK, LIMITED

                                       By:
                                           -------------------------------------
                                           Title:

                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                         NEW YORK BRANCH

                                       By:
                                           -------------------------------------
                                           Title:




                                       STANDARD CHARTERED BANK

                                       By: /s/ John Biscette
                                           -------------------------------------
                                           Title:  Vice President


                                       By: /s/ Andrew Y. Ng
                                           -------------------------------------
                                           Title:  Vice President




                                       AUSTRALIA AND NEW ZEALAND BANKING
                                         GROUP LIMITED

                                       By:
                                           -------------------------------------
                                           Title:




                                       BANK OF IRELAND

                                       By:
                                           -------------------------------------
                                           Title:

                                       NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                         NEW YORK BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH

                                       By:
                                           -------------------------------------
                                           Title:


                                       By:
                                           -------------------------------------
                                           Title:




                                       THE NORTHERN TRUST COMPANY

                                       By: /s/ John A. Konstantos
                                           -------------------------------------
                                           Title:  Vice President




                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Donald V. Davis
                                           -------------------------------------
                                           Title:  Vice President




                                       UNICREDITO ITALIANO S.P.A.

                                       By: /s/ Gianfranco Bisagni
                                           -------------------------------------
                                           Title:  First Vice President


                                       By: /s/ Charles Michael
                                           -------------------------------------
                                           Title:  Vice President

                                       WESTPAC BANKING CORPORATION

                                       By: /s/ Lisa Porter
                                           -------------------------------------
                                           Title:  Relationship Manager




                                       BANCA POPOLARE DI MILANO, NEW YORK BRANCH

                                       By:
                                           -------------------------------------
                                           Title:


                                       By:
                                           -------------------------------------
                                           Title:




                                       ARAB BANK PLC, GRAND CAYMAN BRANCH

                                       By: /s/ Samer Tamimi
                                           -------------------------------------
                                           Title:  Vice President




                                       BANCO BILBAO VIZCAYA ARGENTARIA S.A.

                                       By: /s/ Alberto Conde
                                           -------------------------------------
                                           Title:  Vice President, Corporate
                                                   Banking


                                       By: /s/ Santiago Hernandez Monsalve
                                           -------------------------------------
                                           Title: Vice President Global
                                                  Corporate Banking

                                       THE BANK OF N.T. BUTTERFIELD & SON
                                         LIMITED

                                       By: /s/ J. W. Raynor
                                           -------------------------------------
                                           Title:  Manager, Corporate Banking


                                       By: /s/ M. A. McWatt
                                           -------------------------------------
                                           Title:  Senior Vice President



                                       ALLFIRST BANK

                                       By: /s/ Kellie M. Matthews
                                           -------------------------------------
                                           Title:  Senior Vice President



                                       KBC BANK N.V.

                                       By:
                                           -------------------------------------
                                           Title: